Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,242,385,500.00
Previously Paid Amount	0.00
Total Fee Amount	171,573.44
Total Offset Amount	0.00
Net Fee	$ 171,573.44
Final Prospectus	false